UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2013

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Completion of Beer Business Acquisitions

On June 7, 2013 (the “Closing Date”), Constellation Brands, Inc. (“Constellation”) completed the acquisition transactions contemplated in (i) the Amended and Restated Membership Interest Purchase Agreement, as amended April 19, 2013 (the “Crown Purchase Agreement”) by and among Constellation, Constellation Beers Ltd. (“Constellation Beers”), an indirect wholly-owned subsidiary of Constellation, Constellation Brands Beach Holdings, Inc. (“CBBH”), an indirect wholly-owned subsidiary of Constellation, and Anheuser-Busch InBev SA/NV (“ABI”) and (ii) a Stock Purchase Agreement, as amended on April 19, 2013 (the “Brewery Purchase Agreement” and, together with the Crown Purchase Agreement, the “Purchase Agreements”) by and between Constellation and ABI.

Pursuant to the Crown Purchase Agreement, Constellation purchased the 50% equity interest that it did not already own (the “Purchased Interest”) in Crown Imports LLC (“Crown Imports”), a joint venture between Constellation and GModelo Corporation (“Seller”), a wholly-owned subsidiary of Grupo Modelo, S.A.B. de C.V. (“Modelo”), through which Modelo’s Mexican beer portfolio (the “Modelo Brands”) has been imported, marketed and sold in the U.S. since January 2007 (the “Crown Acquisition”). Prior to consummation of the Crown Acquisition, Constellation Beers owned the other 50% interest in Crown Imports and purchased 98% of the Purchased Interest. CBBH purchased the other 2% of the Purchased Interest. As a result of the consummation of the purchase of the Purchased Interest by Constellation Beers and CBBH, Constellation Beers owns a 99% interest in Crown Imports, CBBH owns a 1% interest in Crown Imports, and Crown Imports became an indirect wholly-owned subsidiary of Constellation.

Pursuant to the Brewery Purchase Agreement, Constellation, through CIH International S.à r.l. (“CIH”), an indirect wholly-owned subsidiary of Constellation organized under the laws of Luxembourg, purchased: (i) all of the issued and outstanding membership interests of Compañía Cervecera de Coahuila, S. de R.L. de C.V., a company organized under the laws of Mexico (the “Brewery Company”), which owns and operates Modelo’s Piedras Negras brewery located in Nava, Coahuila, Mexico (the “Brewery”), (ii) all of the issued and outstanding membership interests of Servicios Modelo de Coahuila, S. de R.L. de C.V., a company organized under the laws of Mexico (the “Service Company”), which provides personnel and services for the operation and maintenance of the Brewery, and (iii) an irrevocable, fully-paid license to produce in Mexico (or worldwide under certain circumstances) and exclusively import, market and sell through the Sub-License Agreement (defined below) the Modelo Brands currently sold in the U.S. and Guam and certain extensions (the “Brewery Purchase” and, together with the Crown Acquisition, the “Beer Business Acquisitions”). The business of the Brewery Company and Service Company acquired by Constellation is referred to as the “Brewery Business”.

Prior to the Closing Date, (i) Crown Imports assigned its obligations, right, title, and interest in and to the Interim Supply Agreement (as defined below) to CIH and (ii) Constellation Beers assigned its obligations, right, title, and interest in and to the Sub-License Agreement (as defined below) to CI Cerveza S.à r.l. (“CI Cerveza”), an indirect wholly-owned subsidiary of Constellation organized under the laws of Luxembourg. In connection with the consummation of the Beer Business Acquisitions, on the Closing Date: (i) Crown Imports (for the benefit of and simultaneously assigned to CIH), and Modelo entered into an Interim Supply Agreement (the “Interim Supply Agreement”) substantially similar to the form of Interim Supply Agreement attached to the Crown Purchase Agreement, (ii) Constellation Beers (for the benefit of and simultaneously assigned to CI Cerveza), and Marcas Modelo, S. de R.L. de C.V., a company organized under the laws of Mexico, entered into a Sub-License Agreement (the “Sub-License Agreement”) substantially similar to the form of Sub-License Agreement attached to the Brewery Purchase Agreement and (iii) Constellation, for the benefit of the Brewery Company and CIH, and ABI entered into a Transition Services Agreement (the “Transition Services Agreement”) substantially similar to the form of Transition Services Agreement attached to the Brewery Purchase Agreement. The terms and conditions of the Interim Supply Agreement, Sub-License Agreement, and Transition Services Agreement are substantially similar to the terms and conditions previously disclosed in Item 1.01 of Constellation’s Current Reports on Form 8-K, dated February 13, 2013 (filed on February 15, 2013, and as amended by Constellation’s Current Report on Form 8-K/A, dated February 13, 2013, and filed on February 25, 2013) and April 19, 2013 (filed on April 19, 2013), respectively, which disclosure is incorporated herein by reference.

The description of the Interim Supply Agreement, Sub-License Agreement, and Transition Services Agreement are qualified in their entirety by the terms of the Interim Supply Agreement, Sub-License Agreement, and Transition Services Agreement, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Financing Arrangements

The sources of the aggregate purchase price paid by Constellation in the Beer Business Acquisitions consisted of approximately $232 million of cash on hand (inclusive of $13 million of borrowings under a CIH working capital facility), plus:

•	the proceeds from the sale of Constellation’s $500 million aggregate principal amount of 3.750% Senior Notes due 2021 and $1,050 million aggregate principal amount of 4.250% Senior Notes due 2023 (collectively, the “2021/2023 Notes”);

•	$1,500 million in term loans consisting of a $500 million European Term A loan facility (“European Term A Facility”) to CIH and a $1,000 million European Term B loan facility (“European Term B Facility”) to CIH under the Second Amended and Restated Credit Agreement dated as of May 2, 2013 (the “Second Restated 2012 Credit Agreement”), among Constellation, CIH, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and certain other lenders (all such parties other than Constellation or CIH are collectively referred to as the “Lenders”);

•	$675 million in term loans under the U.S. Term A-2 facility under the Second Restated 2012 Credit Agreement;

•	$208 million in proceeds of borrowings under Constellation’s accounts receivable securitization facility; and

•	$580 million in borrowings under the revolving credit facility under the Second Restated 2012 Credit Agreement.

As a result of the closing of the Beer Business Acquisitions without utilizing any of the commitments thereunder, the Second Amended and Restated Interim Loan Agreement, dated as of February 13, 2013, by and among Constellation, Bank of America, N.A., as administrative agent and a lender and certain other lenders terminated pursuant to its terms.

European Term B Facility Joinder Agreement

On the Closing Date, CIH and Bank of America, N.A., as the Administrative Agent and as the lender under the European Term B Facility, entered into a European Term B Joinder Agreement, dated as of the Closing Date (the “Joinder Agreement”), pursuant to which CIH drew down the full amount of the $1,000 million in term loans available under the European Term B Facility. The European Term B Facility loans mature seven years from the Closing Date. The rate of interest payable on the European Term B Facility loans, at CIH’s option, will be equal to (i) LIBOR, subject to a minimum rate of 0.75%, plus a margin of 2.0% (declining to 1.75% if Constellation’s debt ratio is less than 4.25 to 1.0), or (ii) a base rate plus a margin of 1.0% less than the margin applicable to the LIBOR based loans.

The description of the Joinder Agreement is qualified in its entirety by the terms of the Joinder Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Amended and Restated Guarantee Agreement

On the Closing Date, Constellation and certain of its subsidiaries (the “Guarantors”) executed an Amended and Restated Guarantee Agreement, dated as of the Closing Date (the “Amended Guarantee Agreement”), pursuant to which: (i) each of the Guarantors unconditionally and irrevocably guaranteed to the Administrative Agent, for the ratable benefit of the Lenders, the prompt and complete payment and performance of the indebtedness and other monetary obligations of Constellation under the Second Restated 2012 Credit Agreement, (ii) Constellation unconditionally and irrevocably guaranteed the borrowings of CIH under the European Term A Facility and the European Term B Facility, and (iii) Crown Imports and CBBH were added as guarantors of the borrowings of Constellation under the U.S. term and revolving loan facilities.

The description of the Amended Guarantee Agreement is qualified in its entirety by the terms of the Amended Guarantee Agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Other

The Administrative Agent and certain of its affiliates have performed, and may in the future perform, various commercial banking, investment banking, brokerage and advisory services for Constellation and its subsidiaries for which they have received, and will receive, customary fees and expenses. Without limiting the generality of the foregoing, in connection with the financing activities relating to the Beer Business Acquisitions: (i) the Administrative Agent, one of its affiliates and Constellation have entered into an administrative agency letter, and (ii) an affiliate of the Administrative Agent served as an underwriter in Constellation’s recent public offering of the 2021/2023 Notes. The Administrative Agent is also a lender under a credit facility to a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of Constellation. Such credit facility is secured by (i) pledges of shares of Constellation’s class A common stock and class B common stock and (ii) personal guarantees of certain members of the Sands’ family, including Richard Sands and Robert Sands.

The Interim Supply Agreement, Sub-License Agreement, and Transition Services Agreement (collectively, the “Filed Agreements”) have been filed as exhibits to this Current Report on Form 8-K to provide investors with information regarding their terms and are not intended to provide factual information about parties thereto, or any of their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Filed Agreements were made only for purposes of those agreements and as of specific dates, are solely for the benefit of the parties to the Filed Agreements, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Filed Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. In addition, such representations and warranties were made only as of the respective dates of the Filed Agreements or such other dates as may be specified in a Filed Agreement. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the dates of the Filed Agreements, which subsequent information may or may not be fully reflected in Constellation’s public disclosures.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the captions “Financing Arrangements,” “European Term B Facility Joinder Agreement” and “Amended and Restated Guarantee Agreement” in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

In addition, on June 7, 2013, Constellation borrowed $515.6 million and $246.9 million under the U.S. Term A facility and U.S. Term A-1 facility under the Second Restated 2012 Credit Agreement, respectively. These borrowings replaced in full the Term A loans and Term A-1 loans outstanding immediately prior to June 7, 2013 under the Amended and Restated Credit Agreement, dated as of August 8, 2012. The material terms of the U.S. Term A facility and U.S. Term A-1 facility are described in Item 1.01 of Constellation’s Current Report on Form 8-K dated May 2, 2013 (filed on May 7, 2013), which description is incorporated herein by reference.

As of June 7, 2013, the Restatement Effective Date, under the Second Restated 2012 Credit Agreement, the Company had revolving credit loans of $535.0 million bearing an interest rate of 2.19.%, $45.0 million outstanding swingline loans bearing an interest rate of 4.25%, U.S. Term A facility loans of $515.6 million aggregate principal amount bearing an interest rate of 2.19%, U.S. Term A-1 facility loans of $246.9 million aggregate principal amount bearing an interest rate of 2.44%, U.S. Term A-2 facility loans of $675.0 million aggregate principal amount bearing an interest rate of 2.19%, European Term A facility loans of $500.0 million aggregate principal amount bearing an interest rate of 2.19%, European Term B facility loans of $1,000.0 million aggregate principal amount bearing an interest rate of 2.75%, issued and outstanding letters of credit of approximately $14.4 million, no outstanding incremental term loans, and approximately $255.6 million principal amount in revolving loans available to be drawn.

Item 7.01.	Regulation FD Disclosure.

On June 7, 2013, Constellation issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the completion of the Beer Business Acquisitions.

References to Constellation’s website in the news release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The Audited Carve-Out Combined Financial Statements of the Piedras Negras Brewery Business as of December 31, 2012 and 2011 and as of January 1, 2011 and for the years ended December 31, 2012 and 2011 previously filed by Constellation as Exhibit 99.1 to its Current Report on Form 8-K, filed on April 30, 2013, are set forth in Exhibit 99.2 to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 9.01(a).

The Audited Financial Statements of Crown Imports LLC as of December 31, 2012 and 2011 and for the three years ended December 31, 2012 previously filed by Constellation as Exhibit 99.2 to its Annual Report on Form 10-K for the fiscal year ended February 28, 2013, filed on April 29, 2013, are set forth in Exhibit 99.3 to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 9.01(a).

The Unaudited Financial Statements of Crown Imports LLC as of March 31, 2013 and for the three months ended March 31, 2013 and 2012 are set forth in Exhibit 99.4 to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 9.01(a).

(b)	Pro forma financial information.

The Unaudited Condensed Combined Consolidated Pro Forma Financial Statements of Constellation as of February 28, 2013 and for the twelve months then ended, which present the financial statements of Constellation after giving effect to the Beer Business Acquisitions previously filed by Constellation as Exhibit 99.2 to its Current Report on Form 8-K, filed on April 30, 2013, are set forth in Exhibit 99.5 to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 9.01(b).

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated as of June 28, 2012, among Constellation Beers Ltd., Constellation Brands Beach Holdings, Inc., Constellation Brands, Inc. and Anheuser-Busch InBev SA/NV (filed as Exhibit 2.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A dated June 28, 2012, filed on November 9, 2012 and incorporated herein by reference.) *

2.2	Amended and Restated Membership Interest Purchase Agreement, dated as of February 13, 2013, among Constellation Beers Ltd., Constellation Brands Beach Holdings, Inc., Constellation Brands, Inc. and Anheuser-Busch InBev SA/NV (filed as Exhibit 2.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A dated February 13, 2013, filed on February 25, 2013 and incorporated herein by reference.) *

2.3	First Amendment dated as of April 19, 2013, to the Amended and Restated Membership Interest Purchase Agreement, dated as of February 13, 2013, among Constellation Beers Ltd., Constellation Brands Beach Holdings, Inc., Constellation Brands, Inc. and Anheuser-Busch InBev SA/NV (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated April 19, 2013, filed on April 19, 2013 and incorporated herein by reference.) *

2.4	Stock Purchase Agreement dated as of February 13, 2013, between Anheuser-Busch InBev SA/NV and Constellation Brands, Inc. (filed as Exhibit 2.2 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A dated February 13, 2013, filed on February 25, 2013 and incorporated herein by reference.) *

2.5	First Amendment dated as of April 19, 2013, to the Stock Purchase Agreement dated as of February 13, 2013, between Anheuser-Busch InBev SA/NV and Constellation Brands, Inc. (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K dated April 19, 2013, filed on April 19, 2013 and incorporated herein by reference.) *

4.1	Joinder Agreement, dated as of June 7, 2013, between CIH International S.à r.l., Bank of America, N.A., as administrative agent and lender (filed herewith).

4.2	Supplemental Indenture No. 7, dated as of June 7, 2013, among Constellation Brands Beach Holdings, Inc., Crown Imports LLC, Constellation Brands, Inc., and The Bank of New York Mellon Trust Company, National Association, as trustee (filed herewith).

4.3	Supplemental Indenture No. 3, dated as of June 7, 2013, among Constellation Brands Beach Holdings, Inc., Crown Imports LLC, Constellation Brands, Inc., and The Bank of New York Mellon Trust Company, National Association, as trustee (filed herewith).

4.4	Supplemental Indenture No. 5, dated as of June 7, 2013, among Constellation Brands Beach Holdings, Inc., Crown Imports LLC, Constellation Brands, Inc., and Manufacturers and Traders Trust Company, as trustee (filed herewith).

4.5	Amendment and Waiver, dated as of May 29, 2013, between Constellation Brands, Inc., Bank of America, N.A., as administrative agent, and the lenders party thereto (filed herewith).

10.1	Interim Supply Agreement, dated as of June 7, 2013, between Grupo Modelo, S.A.B. de C. V. and Crown Imports LLC (filed herewith).**

10.2	Amended and Restated Sub-license Agreement, dated as of June 7, 2013, between Marcas Modelo, S. de R.L. de C.V. and Constellation Beers Ltd. (filed herewith).**

10.3	Transition Services Agreement, dated as of June 7, 2013, between Anheuser-Busch InBev SA/NV and Constellation Brands, Inc. (filed herewith).**

10.4	Amended and Restated Guarantee Agreement, dated as of June 7, 2013, made by the subsidiaries of Constellation Brands, Inc. from time to time party thereto and Constellation Brands, Inc. in favor of Bank of America, N.A., as Administrative Agent, for the ratable benefit of the Lenders (filed herewith).

23.1	Consent of PricewaterhouseCoopers, S.C. (filed herewith).

23.2	Consent of PricewaterhouseCoopers LLP (filed herewith).

99.1	News Release of Constellation Brands, Inc. dated June 7, 2013 (filed herewith).

99.2	Audited Carve-Out Combined Financial Statements of the Piedras Negras Brewery Business as of December 31, 2012 and 2011 and as of January 1, 2011 and for the years ended December 31, 2012 and 2011 (filed as Exhibit 99.1 to Constellation’s Current Report on Form 8-K dated April 30, 2013, filed on April 30, 2013, and incorporated herein by reference).

99.3	Audited Financial Statements of Crown Imports LLC as of December 31, 2012 and 2011 and for the three years ended December 31, 2012 (filed as Exhibit 99.2 to Constellation’s Annual Report on Form 10-K for the fiscal year ended February 28, 2013, filed on April 29, 2013, and incorporated herein by reference).

99.4	Unaudited Financial Statements of Crown Imports LLC as of March 31, 2013 and for the three months ended March 31, 2013 and 2012 (filed herewith).

99.5	Unaudited Condensed Combined Consolidated Pro Forma Financial Statements of Constellation Brands, Inc. as of February 28, 2013 and for the twelve months then ended (filed as Exhibit 99.2 to Constellation’s Current Report on Form 8-K dated April 30, 2013, filed on April 30, 2013, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2013	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

(2.1)	Membership Interest Purchase Agreement, dated as of June 28, 2012, among Constellation Beers Ltd., Constellation Brands Beach Holdings, Inc., Constellation Brands, Inc. and Anheuser-Busch InBev SA/NV (filed as Exhibit 2.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A dated June 28, 2012, filed November 9, 2012 and incorporated herein by reference.) *

(2.2)	Amended and Restated Membership Interest Purchase Agreement, dated as of February 13, 2013, among Constellation Beers Ltd., Constellation Brands Beach Holdings, Inc., Constellation Brands, Inc. and Anheuser-Busch InBev SA/NV (filed as Exhibit 2.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A dated February 13, 2013, filed February 25, 2013 and incorporated herein by reference.) *

(2.3)	First Amendment dated as of April 19, 2013, to the Amended and Restated Membership Interest Purchase Agreement, dated as of February 13, 2013, among Constellation Beers Ltd., Constellation Brands Beach Holdings, Inc., Constellation Brands, Inc. and Anheuser-Busch InBev SA/NV (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated April 19, 2013, filed April 19, 2013 and incorporated herein by reference.) *

(2.4)	Stock Purchase Agreement dated as of February 13, 2013, between Anheuser-Busch InBev SA/NV and Constellation Brands, Inc. (filed as Exhibit 2.2 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A dated February 13, 2013, filed February 25, 2013 and incorporated herein by reference.) *

(2.5)	First Amendment dated as of April 19, 2013, to the Stock Purchase Agreement dated as of February 13, 2013, between Anheuser-Busch InBev SA/NV and Constellation Brands, Inc. (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K dated April 19, 2013, filed April 19, 2013 and incorporated herein by reference.) *

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Joinder Agreement, dated as of June 7, 2013, between CIH International S.à r.l., Bank of America, N.A., as administrative agent and lender.

(4.2)	Supplemental Indenture No. 7, dated as of June 7, 2013, among Constellation Brands Beach Holdings, Inc., Crown Imports LLC, Constellation Brands, Inc., and The Bank of New York Mellon Trust Company, National Association, as trustee.

(4.3)	Supplemental Indenture No. 3, dated as of June 7, 2013, among Constellation Brands Beach Holdings, Inc., Crown Imports LLC, Constellation Brands, Inc., and The Bank of New York Mellon Trust Company, National Association, as trustee.

(4.4)	Supplemental Indenture No. 5, dated as of June 7, 2013, among Constellation Brands Beach Holdings, Inc., Crown Imports LLC, Constellation Brands, Inc., and Manufacturers and Traders Trust Company, as trustee.

(4.5)	Amendment and Waiver, dated as of May 29, 2013, between Constellation Brands, Inc., Bank of America, N.A., as administrative agent, and the lenders party thereto.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Interim Supply Agreement, dated as of June 7, 2013, between Grupo Modelo, S.A.B. de C. V. and Crown Imports LLC.**

(10.2)	Amended and Restated Sub-license Agreement, dated as of June 7, 2013, between Marcas Modelo, S. de R.L. de C.V. and Constellation Beers Ltd.**

(10.3)	Transition Services Agreement, dated as of June 7, 2013, between Anheuser-Busch InBev SA/NV and Constellation Brands, Inc.**

(10.4)	Amended and Restated Guarantee Agreement, dated as of June 7, 2013, made by the subsidiaries of Constellation Brands, Inc. from time to time party thereto and Constellation Brands, Inc. in favor of Bank of America, N.A., as Administrative Agent, for the ratable benefit of the Lenders.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

(23.1)	Consent of PricewaterhouseCoopers, S.C.

(23.2)	Consent of PricewaterhouseCoopers LLP.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated June 7, 2013.

(99.2)	Audited Carve-Out Combined Financial Statements of the Piedras Negras Brewery Business as of December 31, 2012 and 2011 and as of January 1, 2011 and for the years ended December 31, 2012 and 2011 (filed as Exhibit 99.1 to Constellation’s Current Report on Form 8-K dated April 30, 2013, filed on April 30, 2013, and incorporated herein by reference).

(99.3)	Audited Financial Statements of Crown Imports LLC as of December 31, 2012 and 2011 and for the three years ended December 31, 2012 (filed as Exhibit 99.2 to Constellation’s Annual Report on Form 10-K for the fiscal year ended February 28, 2013, filed on April 29, 2013, and incorporated herein by reference).

(99.4)	Unaudited Financial Statements of Crown Imports LLC as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

(99.5)	Unaudited Condensed Combined Consolidated Pro Forma Financial Statements of Constellation Brands, Inc. as of February 28, 2013 and for the twelve months then ended (filed as Exhibit 99.2 to Constellation’s Current Report on Form 8-K dated April 30, 2013, filed on April 30, 2013, and incorporated herein by reference).

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

*	Portions of this exhibit were redacted pursuant to a confidential treatment request filed with and approved by the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

**	This Exhibit has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment. The confidential portions of this Exhibit have been omitted and are marked by an asterisk.